Material Commitments	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 12. Material Commitments

The Company estimates that at December 31, 2012 and 2011, it had approximately $30.2 million and $23.7 million, respectively, of purchase commitments for inventory from vendors. The Company also rents certain of its facilities under non-cancellable operating leases, which expire through 2017.

Minimum annual operating lease payments as of December 31, 2012 are approximately as follows:

Year ending December 31,	in thousands
2013	$3,409
2014	2,602
2015	2,351
2016	1,920
2017	41
Thereafter	-
$10,323

Rent expense for the years ended December 31, 2012, 2011 and 2010 was approximately $1,048,000, $846,000 and $669,000, respectively.

The Company is committed to pay royalties to one of its suppliers on sales of certain resin consumables at a rate 3.5% for 2012 and 3% for 2013 and thereafter.